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                                                                    EXHIBIT 23.3


                 CONSENT OF AOG INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 7, 1994, included in American Oil and Gas Corporation's Annual Report on Form 10-K for the year ended December 31, 1993 and to all references to our firm included in this Registration Statement.





                                                  /s/ ARTHUR ANDERSEN & CO.
                                                          Arthur Andersen & Co.



Houston, Texas
June 24, 1994